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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey L. Dykes as the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully as to all intents and purposes as the undersigned might or could do in person, thereby ratifying and confirming all said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

        Signature                       Title                       Date
        ---------                       -----                       ----

   /s/ J. Thomas McGrath        President, Chief Executive      March 29, 2001
-----------------------------   Officer and Director
   J. Thomas McGrath            (Principal Executive Officer)

   /s/ Steve D. Butler          Chief Financial Officer         March 29, 2001
-----------------------------   (Principal Financial and
   Steve Butler                 Accounting Officer)


   /s/ Donald L. Sturm          Chairman of the Board           March 29, 2001
-----------------------------
   Donald L. Sturm

   /s/ Kevin C. McTavish        Director                        March 29, 2001
-----------------------------
   Kevin C. McTavish

   /s/ William S. Price III     Director                        March 29, 2001
-----------------------------
   William S. Price III

   /s/ James O. Spitzenberger   Director                        March 29, 2001
-----------------------------
   James O. Spitzenberger

   /s/ John C. Stiska           Director                        March 29, 2001
-----------------------------
   John C. Stiska

   /s/ Melanie L. Sturm         Director                        March 29, 2001
-----------------------------
   Melanie L. Sturm

   /s/ John G. Donoghue         Director                        March 29, 2001
-----------------------------
   John G. Donoghue